UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) :  June 15, 2006

Commission File No. 1-10403

TEPPCO Partners, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State of Incorporation	(I.R.S. Employer
or Organization)	Identification Number)

1100 Louisiana

P.O. Box 2521

Houston, Texas 77252-2521

(Address of principal executive offices, including zip code)

(713) 381-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

TEPPCO Partners, L.P. (“the Partnership”) is filing this Current Report on Form 8-K to provide supplemental financial disclosure relating to the sale of its ownership interest in its Pioneer plant, described below, in March 2006 and the resulting classification of the Pioneer plant as discontinued operations.

On March 31, 2006, the Partnership sold its ownership interest in the Pioneer silica gel natural gas processing plant located near Opal, Wyoming, together with Jonah Gas Gathering Company’s (“Jonah”) rights to process natural gas originating from the Jonah and Pinedale fields, located in southwest Wyoming, to an affiliate of Enterprise Products Partners L.P. (“Enterprise”) for $38.0 million in cash. The carrying value of the Pioneer plant at March 31, 2006, prior to the sale, was $19.7 million. Costs associated with the completion of the transaction are estimated to be approximately $0.4 million at March 31, 2006.

Under Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Partnership classifies assets to be disposed of as held for sale or, if appropriate, discontinued operations when they have received appropriate approval by its management or Board of Directors and when they meet other criteria. As of March 31, 2006, the Partnership had completed the sale of the Pioneer plant and accordingly classified those operations as discontinued operations for all periods presented in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006 (“March 2006 Quarterly Report”).

The Partnership has recast in Exhibit 99.1 hereto, which is incorporated by reference, information presented in the following items in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission on March 1, 2006 (the “2005 Annual Report”) to conform to its presentation of the Pioneer plant as discontinued operations:

•                  Item 6 — Selected Financial Data,

•                  Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations,

•                  Item 8 — Financial Statements and Supplementary Data and

•                  Item 13 — Certain Relationships and Related Transactions.

Except with respect to the limited matters described above, the recast information included in this report has not been updated to reflect events subsequent to the filing of the 2005 Annual Report. This report should be read in conjunction with the portions of the 2005 Annual Report that have not been recast herein, as well as in conjunction with the March 2006 Quarterly Report and other Current Reports on Form 8-K filed by the Partnership after the 2005 Annual Report.

Cautionary Note Regarding Forward-Looking Statements

The matters discussed in this report include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts are forward-looking statements. The words “proposed”, “anticipate”, “potential”, “may”, “will”, “could”, “should”, “expect”, “estimate”, “believe”, “intend”, “plan”, “seek” and similar expressions are intended to identify forward-looking statements. Without limiting the broader description of forward-looking statements above, the Partnership specifically notes that statements included in this document that address activities, events or developments that the Partnership expects or anticipates will or may occur in the future, including such things as estimated future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of the Partnership’s business and operations, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Partnership in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors the Partnership believes are appropriate under the circumstances. While the Partnership believes its expectations reflected in these forward-looking statements are reasonable, whether actual results and developments will conform with its expectations and predictions is subject to a number of risks and uncertainties, including general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by the Partnership, competitive actions by other pipeline companies, changes in laws or regulations and other factors, many of which are beyond the Partnership’s control. For example, the demand for refined products is dependent upon the price, prevailing economic conditions and demographic changes in the markets served, trucking and railroad freight, agricultural usage and military usage; the demand for propane is sensitive to the weather and prevailing economic conditions; the demand for petrochemicals is dependent upon prices for products produced from petrochemicals; the demand for crude oil and petroleum products is dependent upon the price of crude oil and the products produced from the refining of crude oil; and the demand for natural gas is dependent upon the price of natural gas and the locations in which natural gas is drilled. The Partnership is also subject to regulatory factors such as the amounts it is allowed to charge its customers for the services it provides on its regulated pipeline systems. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements, and the Partnership cannot assure that actual results or developments that it anticipates will be realized or, even if substantially realized, will have the expected consequences to or effect on the Partnership or its business or operations. Also note that the Partnership provides a cautionary discussion of risks and uncertainties under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this report and the March 2006 Quarterly Report and under the caption “Risk Factors” and elsewhere in the 2005 Annual Report and the March 2006 Quarterly Report.

The forward-looking statements contained in this report speak only as of March 1, 2006, except to the extent they have been updated to reclassify the operations of the Partnership’s Pioneer plant as discontinued operations, as described above. Forward-looking statements made herein may have been or may be superseded by statements made in the March 2006 Quarterly Report or other filings by the Partnership with the Securities and Exchange Commission after March 1, 2006. Except as required by the federal and state securities laws, the Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All forward-looking statements attributable to the Partnership or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this report and in its future periodic reports filed with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report may not occur.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

DFI GP Holdings L.P. (“DFI”), the sole member of the general partner of the Partnership, has amended the limited liability company agreement of the general partner (the “LLC Agreement”) to allow certain committees of the board of directors of the general partner to consist of one or more directors and to delete provisions specifying the manner of fixing salaries of officers of the general partner. The amendment was entered into on June 15, 2006 and is effective as of February 24, 2005, the date on which the general partner was acquired by DFI. In connection with its acquisition of the general partner, DFI amended the LLC Agreement in March 2005 to delete a provision regarding retirement of non-employee directors.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits:

Exhibit
Number	Description
3.1*	Amendment to the Limited Liability Company Agreement of Texas Eastern Products Pipeline Company, LLC, dated June 15, 2006, but effective as of February 24, 2005.

3.2

Amendment to Limited Liability Company Agreement of Texas Eastern Products Pipeline Company, LLC, dated March 22, 2005 (Filed as Exhibit 3.3 to Form 10-Q/A of TEPPCO Partners, L.P. (Commission File No. 1-10403) for the quarter ended June 30, 2005 and incorporated herein by reference).

3.3

Limited Liability Company Agreement of Texas Eastern Products Pipeline Company, LLC, dated March 31, 2000 (Filed as Exhibit 3.3 to Form 10-Q/A of TEPPCO Partners, L.P. (Commission File No. 1-10403) for the quarter ended June 30, 2005 and incorporated herein by reference).

23*	Consent of KPMG LLP.

99.1*

Item 6 — Selected Financial Data; Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 8 — Financial Statements and Supplementary Data; and Item 13 — Certain Relationships and Related Transactions from the Partnership’s Form 10-K for the year ended December 31, 2005, reflecting the treatment of the Pioneer silica gel natural gas processing plant as discontinued operations.

*                    Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC
General Partner

Date: June 16, 2006	By:	/s/ WILLIAM G. MANIAS
William G. Manias
Vice President and
Chief Financial Officer